                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 21, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                   38-2062816
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                             Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                     49854
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

              On May 23, 2003, North Country Financial Corporation issued a press release announcing the resignation of Sherry L. Littlejohn, its president and chief executive officer. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.


Exhibit No.       Description

99.1          Press Release, dated May 23, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH COUNTRY FINANCIAL CORPORATION


Date: May 23, 2003                       By:   /s/ John D. Lindroth
                                         ---------------------------------------
                                         John D. Lindroth, Vice Chairman

                                  EXHIBIT INDEX


          Exhibit No.                                 Exhibit Description

          99.1                                        Press Release, dated
                                                      May 23, 2003